LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN CALIFORNIA BOND FUND

December 1, 1999

Dear Shareholder:

As interest rates rose significantly in the six months ended October 31, 1999, the J.P. Morgan California Bond Fund outperformed its competition, as measured by the Lipper California Intermediate Municipal Debt Funds Average. The Institutional Shares declined 1.73% in total return and the Select Shares were off 1.84% during the period, while the Lipper average fell 2.38%. At the same time, the fund trailed its benchmark, the Lehman Brothers 1-16 year California Municipal Bond Index, which declined 1.65%. Of course, the index return is exclusive of fees and expenses.

As interest rates rose, so, too, did the 30-day SEC yield, ending the period at 4.48% for the Institutional Shares and 4.25% for the Select Shares, a tax equivalent yield of 7.42% and 7.04%, respectively, at a 39.6% federal income tax rate.

Net asset value of the Institutional Shares on October 31 declined to $10.02 from $10.40 on April 30, after distributions of $0.20 per share from ordinary income, substantially all of which was exempt from federal income tax.

Similarly, the net asset value of Select Shares declined to $10.18 from $10.57 over the same period, after distributions of $0.20 per share from ordinary income, substantially all of which was exempt from federal income tax.

The report that follows includes an interview with Benjamin S. Thompson and Robert Meiselas, who manage the fund. This interview is designed to reflect what happened during the reporting period, as well as provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please telephone your Morgan representative or J.P. Morgan Funds Services at the telephone numbers indicated on the cover of this report.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated


--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS............1    FUND FACTS AND HIGHLIGHTS.........6

FUND PERFORMANCE......................2    FINANCIAL STATEMENTS..............8

PORTFOLIO MANAGER Q&A.................4
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

PERFORMANCE                                                         TOTAL RETURNS             AVERAGE ANNUAL TOTAL RETURNS
                                                                    ---------------------   -------------------------------
                                                                    THREE        SIX            ONE        SINCE
AS OF OCTOBER 31, 1999                                              MONTHS       MONTHS         YEAR       INCEPTION*
-----------------------------------------------------------------------------------------   -------------------------------
J.P. Morgan California Bond Fund: Institutional Shares              -0.48%       -1.73%        -0.56%       4.31%
Lehman Brothers 1-16 year Municipal Bond Index                      -0.45%       -1.65%         0.07%       4.77%
Lipper California Intermediate Muni Debt Fund Avg.                  -0.93%       -2.38%        -1.14%       3.89%

AS OF SEPTEMBER 30, 1999
-----------------------------------------------------------------------------------------   -------------------------------
J.P. Morgan California Bond Fund: Institutional Shares               0.88%       -1.16%         0.12%       4.68%
Lehman Brothers 1-16 year Municipal Bond Index                       0.58%       -0.88%         0.74%       5.11%
Lipper California Intermediate Muni Debt Fund Avg.                   0.47%       -1.46%        -0.43%       4.34%




*THE INSTITUTIONAL SHARES COMMENCED OPERATIONS ON DECEMBER 23, 1996, AND
HAVE PROVIDED AN AVERAGE ANNUAL TOTAL RETURN OF 4.38% FROM THAT DATE THROUGH OCTOBER 31, 1999. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS ARE CALCULATED FROM DECEMBER 31, 1996, THE FIRST DATE WHEN DATA FOR THE FUND'S BENCHMARK AND ITS LIPPER CATEGORY AVERAGE WERE AVAILABLE.

LEHMAN BROTHERS 1-16 YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX WHICH MEASURES MUNICIPAL BOND MARKET PERFORMANCE. IT DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS, AND REFLECT REIMBURSEMENT OF CERTAIN FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


PERFORMANCE                                                         TOTAL RETURNS               AVERAGE ANNUAL TOTAL RETURNS
                                                                    ---------------------     --------------------------------
                                                                    THREE        SIX            ONE        SINCE
AS OF OCTOBER 31, 1999                                              MONTHS       MONTHS         YEAR       INCEPTION*
-----------------------------------------------------------------------------------------     --------------------------------
J.P. Morgan California Bond Fund: Select Shares                      -0.49%      -1.84%        -0.75%      4.17%
Lehman Brothers 1-16 Yr Muni Bond Index                              -0.45%      -1.65%         0.07%      4.77%
Lipper California Intermediate Muni Debt Bond Fund Avg.              -0.93%      -2.38%        -1.14%      3.89%

AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan California Bond Fund: Select Shares                       0.85%      -1.19%        -0.08%      4.54%
Lehman Brothers 1-16 Yr Muni Bond Index                               0.58%      -0.88%         0.74%      5.11%
Lipper California Intermediate Muni Debt Bond Fund Avg.               0.47%      -1.46%        -0.43%      4.34%




*REFLECTS THE PERFORMANCE OF THE FUND'S INSTITUTIONAL SHARES FROM DECEMBER
23, 1996 THROUGH APRIL 21, 1997 (COMMENCEMENT OF OPERATIONS), WHICH HAD A LOWER EXPENSE RATIO. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS ARE CALCULATED FROM DECEMBER 31, 1996, THE FIRST DATE WHEN DATA FOR THE SELECT SHARES' BENCHMARK AND ITS LIPPER CATEGORY AVERAGE WERE AVAILABLE. THE SELECT SHARES' AVERAGE TOTAL RETURN SINCE THE COMMENCEMENT OF OPERATIONS ON APRIL 21, 1997 IS 4.25%.

LEHMAN BROTHERS 1-16 YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX WHICH MEASURES MUNICIPAL BOND MARKET PERFORMANCE. IT DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS, AND REFLECT REIMBURSEMENT OF CERTAIN FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

Benjamin S. Thompson and Robert Meiselas are both members of the portfolio management team responsible for managing the J.P. Morgan California Bond Fund. They sat down on November 16, 1999 to discuss the fund's performance over the six months ended October 31, 1999. Below are highlights of that discussion, which represent the views of both Ben and Bob as of that date.

[PHOTO]

BENJAMIN S. THOMPSON, vice president, is senior fixed income portfolio manager and head of J.P. Morgan's municipal bond strategies. His responsibilities include coordination of strategy and research, portfolio structuring and trade execution for U.S. tax-aware fixed income accounts. Prior to joining Morgan in 1999, Ben was a senior fixed income portfolio manager at Goldman Sachs Asset Management. Earlier, he was in the structured finance group of the Chase Manhattan Bank. He holds a B.A. in economics from Colorado College.

[PHOTO]

ROBERT MEISELAS, vice president, is a portfolio manager with the U.S. Fixed Income Group responsible for managing municipal bonds, including tax exempt private placements. Bob is a CPA and joined Morgan's financial group in 1982, after spending 10 years at Coopers & Lybrand. He also spent five years in J.P. Morgan's Private Banking Investment Management Group, and moved to J.P. Morgan Investment Management in 1997. Bob holds a B.S. in accounting from St. John's University and an M.S. in taxation from Long Island University.

IT'S BEEN A DIFFICULT SIX MONTHS FOR BONDS. STILL, YOU MANAGED TO OUTPERFORM THE COMPETITION. WHAT HAPPENED?

Bond prices decline as interest rates rise. This year, the Federal Reserve Bank has raised interest rates by 75 basis points. (The last increase came on November 16, after our reporting period closed.) Prevailing rates for tax exempt bonds have also risen. The Fed has also announced that it will carefully examine domestic economic data to determine if further rate hikes are necessary. Considering this potential for still higher rates, the municipal bond market has been on the defensive.

SO WHY DID THE FUND OUTPERFORM THE INDEX?

For three reasons: First, we accurately projected the likely direction of rates in the tax exempt market and reduced the fund's duration. When interest rates began to rise, our investments lost less value than others because of their lower duration. Second, we heavily favored higher quality, premium bonds. Late last year, other investors began to increase their holdings of discount and par coupon bonds in an effort to enhance their fund's performance. This was a good strategy during a period of declining rates but it backfired when interest rates began to rise. Instead of enhancing return, these more interest rate sensitive bonds lost value quickly. Third, we increased our investments in tax exempt private placements to roughly 8% of the fund.

WHAT ARE PRIVATE PLACEMENTS? WHAT DO THEY ADD AND WHAT ARE THE RISKS?

Private placements are investment grade bonds that we purchase directly from borrowers rather than the public market. Since these borrowers are able to save the costs of issuing in the public market, they are willing to pay investors a higher interest rate, sometimes as much as 50 to 100 basis points higher. Morgan has nearly 30 years experience in the private placement market. While we have worked hard to minimize risks, private placements are subject to credit risks and changes in value similar to those of bonds traded in the public bond market. However, the lack of public disclosure could make it more difficult to sell private placements if the fund were forced to do so.

WHAT IS YOUR OUTLOOK FOR THE CALIFORNIA BOND MARKET?

We expect the supply of California municipal bonds to remain relatively low. The U.S. economic boom has led to robust state and local tax revenues. While municipalities continue borrowing to finance large projects, other borrowings have vanished.

That said, Federal Reserve interest rate policy will significantly affect California tax exempt interest rates, and this policy is very difficult to forecast. The U.S. economy has slowed somewhat but is still growing rapidly. There are a variety of fundamental domestic and international economic reasons why inflation could become a threat. Still, increased U.S. productivity has permitted strong economic growth without meaningful inflation for the past two years.

We are mildly bearish. Clearly, the Fed is vigilantly watching for inflationary signs and will increase interest rates if it believes that the economy is overheating. We believe that fundamental economic factors will continue to force the Fed to tighten interest rates. Nevertheless, we believe that demand for California bonds will remain strong and that California bonds will continue to command the highest prices in the municipal market.

IF YOU ARE BEARISH ON INTEREST RATES, SHOULD INVESTORS MOVE TO MONEY MARKET
FUNDS?

As always, the answers to questions about asset allocation depend on an investor's longer term investment objectives. It's not clear that the Fed must increase interest rates several times further. In fact, the perception that higher rates are slowing the economy could spark a bond rally. Money market investors will certainly relinquish yield while waiting for repeated Fed tightening. They may also miss the rally.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan California Bond Fund seeks to provide a high after-tax total return for California residents consistent with moderate risk of capital. It is designed for investors subject to federal and California income taxes who seek a high after-tax total return and who are willing to receive some taxable income and capital gains to achieve that return.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
   INSTITUTIONAL SHARES: 12/23/96
   SELECT SHARES: 4/21/97

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 10/31/99
   INSTITUTIONAL SHARES: $58,055,149
   SELECT SHARES: $15,208,809

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 10/31/99
   $73,263,958

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE
   MONTHLY

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
   12/13/99

EXPENSE RATIOS
  INSTITUTIONAL SHARES: 0.50%
  SELECT SHARES: 0.65%

The current annualized expense ratios cover shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF OCTOBER 31, 1999

SECTOR ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

-   INSURED 53.6%

-   REVENUE BOND 26.4%

-   GENERAL OBLIGATION 9.3%

-   PRIVATE PLACEMENTS 8.5%

-   SHORT-TERM/OTHER 2.2%


30-DAY SEC YIELDS*
    Institutional Shares: 4.48%
    Select Shares: 4.25%


DURATION
    6.0 years


QUALITY PROFILE
    AAA**       55.94%
    AA          17.27%
    A           11.28%
    Other       15.51%


* YIELDS REFLECT THE REIMBURSEMENT OF CERTAIN FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED YIELDS WOULD HAVE BEEN LOWER.

** INCLUDES SHORT-TERM INVESTMENTS AND CASH.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests through a master portfolio (another fund with the same objective). Income may be subject to state and local taxes. Some income may be subject to the Federal alternative minimum tax.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 (INSTITUTIONAL SHARES) OR
(800) 521-5411 (SELECT SHARES) FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN CALIFORNIA BOND FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

  PRINCIPAL                                                              MOODY'S/
    AMOUNT                                                SECURITY         S&P           MATURITY
(IN THOUSANDS)            SECURITY DESCRIPTION              TYPE       (UNAUDITED)         DATE       RATE      VALUE
--------------  ----------------------------------------  --------  ------------------  -----------  ------  -----------
LONG-TERM INVESTMENTS (97.4%)
CALIFORNIA (85.2%)
    $2,500      Anaheim Public Financing Authority,
                  (Public Improvements Project, Lease
                  Revenue, Series C), FSA Insured.......      RB         Aaa/AAA        09/01/10      6.000% $ 2,682,100
     1,000      California..............................      GO         Aa3/AA-        04/01/03      6.800    1,074,870
     2,105      California..............................      GO         Aa3/AA-        09/01/10      6.500    2,345,054
     3,000      California..............................      GO         Aa3/AA-        08/01/12      6.750    3,380,400
     2,000      California Department of Water Systems,
                  (Central Valley Project Revenue,
                  Series J-3)...........................      RB          Aa2/AA        12/01/12      7.000    2,315,220
     1,000      California Educational Facilities
                  Authority, (Claremont University,
                  Series 1998-C, due 05/01/28)..........      PP          NR/NR         05/01/01(a)   4.600    1,002,590
     1,165      California Educational Facilities
                  Authority, (Refunding, University of
                  Southern California, Series A)........      RB          Aa2/AA        10/01/06      5.600    1,226,861
       525      California Educational Facilities
                  Authority, (University and College
                  Projects, Series B)...................      RB         Baa2/NR        04/01/07      6.750      574,843
     3,500      California Housing Finance Agency,
                  (Amt-Home, Mtg-Series I), MBIA
                  Insured...............................      RB         Aaa/AAA        08/01/28      4.950    3,479,840
     1,500      California State Public Works Board,
                  (Correctional Facility Improvements,
                  Lease Revenue, Series E)..............      RB          A1/A+         06/01/09      6.000    1,598,175
     5,570      California State University,
                  (Polytechnic University, Campus Energy
                  Project)..............................      PP          NR/NR         03/15/14      5.055    5,226,164
     1,280      California Statewide Communities
                  Development Authority, (St. Joseph
                  Health System)........................      RB          Aa3/AA        07/01/06      5.500    1,310,541
     1,500      Contra Costa California Transportation
                  Authority, (Sales Tax Revenue, Series
                  A), FGIC Insured......................      RB         Aaa/AAA        03/01/06      6.000    1,606,215
       600      La Quinta Redevelopment Agency,
                  (Refunding, Project Area No.1, Tax
                  Allocation), MBIA Insured.............      RB         Aaa/AAA        09/01/11      7.300      709,464
     1,000      Long Beach Harbor, MBIA Insured.........      RB         Aaa/AAA        05/15/06      6.000    1,061,890
     1,250      Los Angeles California Harbor, (Series
                  B), MBIA-IBC Insured..................      RB         Aaa/Aa3        08/01/25      6.625    1,317,250

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN CALIFORNIA BOND FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

PRINCIPAL                                                              MOODY'S/
  AMOUNT                                                  SECURITY       S&P            MATURITY
(IN THOUSANDS)          SECURITY DESCRIPTION              TYPE       (UNAUDITED)         DATE        RATE     VALUE
--------------  ----------------------------------------  --------  ------------------  -----------  ------  -----------
CALIFORNIA (CONTINUED)
    $2,000      Los Angeles Community Redevelopment
                  Agency, (Refunding, Tax Allocation,
                  Central Business District)............      RB         NR/BBB+        11/15/01      5.000% $ 2,025,400
     1,000      Los Angeles County Public Works
                  Financing Authority, (Lease Revenue,
                  Multiple Capital Facilities, Project
                  V, Series B), AMBAC Insured...........      RB         Aaa/AAA        12/01/07      6.000    1,080,360
     1,000      Los Angeles County Transportation,
                  (Prerefunded, Sales Tax Revenue,
                  Series A).............................      RB         Aaa/AA-        07/01/20      6.750    1,062,930
     1,000      Los Angeles County Transportation,
                  (Refunding, Sales Tax Revenue, Series
                  B), FGIC Insured......................      RB         Aaa/AAA        07/01/02      5.875    1,042,460
     1,000      Los Angeles County, (Prerefunded,
                  Correctional Facility Improvements),
                  MBIA Insured..........................      GO         Aaa/AAA        09/01/13      6.500    1,042,380
     3,000      Los Angeles Department of Power &
                  Waterworks, FGIC Insured..............      RB         Aaa/AAA        05/15/20      6.125    3,236,550
     2,000      Los Angeles Municipal Improvements,
                  (Sanitation Equipment Charge Revenue,
                  Series A), FSA Insured................      RB         Aaa/AAA        02/01/03      5.500    2,071,200
     2,000      Metropolitan Water District, (Refunding,
                  Southern California Waterworks
                  Revenue, Series B), MBIA Insured......      RB         Aaa/AAA        07/01/03      5.500    2,079,680
     2,000      Orange County Public Financing
                  Authority, (Refunding, Waste
                  Management Systems Revenue), AMBAC
                  Insured...............................      RB          Aaa/NR        12/01/09      5.750    2,082,840
       595      Palmdale Civic Authority, (Civic Center
                  Refinancing, Series A), MBIA
                  Insured...............................      RB         Aaa/AAA        07/01/07      5.500      621,817
     1,250      Riverside County Transportation
                  Commission, (Refunding, Sales Tax
                  Revenue, Series A), FGIC Insured......      RB         Aaa/AAA        06/01/09      6.000    1,341,612
     1,000      Sacramento Municipal Utility,
                  (Refunding, Electric Power and Light
                  Revenue, Series L), MBIA Insured......      RB         Aaa/AAA        07/01/01      5.000    1,016,020

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN CALIFORNIA BOND FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

PRINCIPAL                                                              MOODY'S/
  AMOUNT                                                  SECURITY       S&P            MATURITY
(IN THOUSANDS)          SECURITY DESCRIPTION              TYPE       (UNAUDITED)         DATE        RATE     VALUE
--------------  ----------------------------------------  --------  ------------------  -----------  ------  -----------
CALIFORNIA (CONTINUED)
    $3,790      San Francisco Bay Area Transit Financing
                  Authority, (Bridge & Toll Notes, due
                  8/01/03), ACA Insured.................      RB           NR/A         08/01/03      5.250% $ 3,885,356
     1,850      San Francisco City & County Airport
                  Commission, (International Airport
                  Revenue, Second Series, Issue 16A),
                  FSA Insured...........................      RB         Aaa/AAA        05/01/06      5.500    1,912,956
     3,000      San Jose California Redevelopement
                  Agency, (Tax Allocation, Merged Area
                  Redevelopment Project), MBIA
                  Insured...............................      RB         Aaa/AAA        08/01/15      6.000    3,139,680
     2,800      Southern California Public Power
                  Authority, (Refunding, Power Project
                  Revenue, Palo Verde Project, Series
                  A), FSA Insured.......................      RB         Aaa/AAA        07/01/01      5.000    2,844,856
     1,000      Stockton Community Facilities,
                  (Brookside Estates Special Tax
                  Revenue)..............................      RB          NR/NR         08/01/02      5.200      999,920
                                                                                                             -----------
                    TOTAL CALIFORNIA....................                                                      62,397,494
                                                                                                             -----------

NORTH CAROLINA (2.8%)
     2,000      North California Municipal Power Agency,
                  (Catawba Electric Revenue, Series
                  B)....................................      RB        Baa1/BBB+       01/01/08      6.375    2,064,680
                                                                                                             -----------

PENNSYLVANIA (2.1%)
     1,525      Montgomery County Public Assistants
                  Industrial Development Authority,
                  (Refunding, PECO Energy Company,
                  Series A).............................      RB        Baa2/BBB+       10/01/30      5.200    1,513,258
                                                                                                             -----------

PUERTO RICO (7.3%)
     2,000      Puerto Rico Commonwealth, (Highway &
                  Transportation Authority, Series Y),
                  MBIA Insured..........................      RB         Aaa/AAA        07/01/07      6.250    2,174,740
     3,000      Puerto Rico Electric Power Authority,
                  (Power Revenue, Series BB), MBIA
                  Insured...............................      RB         Aaa/AAA        07/01/11      6.000    3,195,780
                                                                                                             -----------
                    TOTAL PUERTO RICO...................                                                       5,370,520
                                                                                                             -----------
                    TOTAL LONG TERM INVESTMENTS (COST $72,111,674).........................................   71,345,952
                                                                                                             -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN CALIFORNIA BOND FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

PRINCIPAL                                                              MOODY'S/
  AMOUNT                                                  SECURITY       S&P            MATURITY
(IN THOUSANDS)          SECURITY DESCRIPTION              TYPE       (UNAUDITED)         DATE        RATE     VALUE
--------------  ----------------------------------------  --------  ------------------  -----------  ------  -----------
SHORT-TERM INVESTMENTS (2.2%)
CALIFORNIA (0.4%)
    $  250      California Health Facilities Finance
                  Authority, (Refunding, Sutter Health,
                  Series B, due 07/01/12), AMBAC
                  Insured...............................    ARDB        VMIG1/A-1+      11/01/99(a)   3.350% $   250,000
                                                                                                             -----------

NEW YORK (0.2%)
       150      New York City Municipal Water Finance
                  Authority, (Water and Sewer Systems
                  Revenue, Series C, due 06/15/23), FGIC
                  Insured...............................    ARDB        VMIG1/A-1+      11/01/99(a)   3.750      150,000
                                                                                                             -----------

WYOMING (1.6%)
     1,200      Unita County, (Pollution Control
                  Revenue, Chevron Project, due
                  08/15/20).............................    ARDB          P-1/NR        11/01/99(a)   3.350    1,200,000
                                                                                                             -----------
                    TOTAL SHORT-TERM INVESTMENTS (COST $1,600,000).........................................    1,600,000
                                                                                                             -----------
                    TOTAL FIXED INCOME SECURITIES (COST $73,711,674).......................................   72,945,952
                                                                                                             -----------
                TOTAL INVESTMENTS (COST $73,711,674) (99.6%)...............................................   72,945,952
                OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)...............................................      318,006
                                                                                                             -----------
                NET ASSETS (100.0%)........................................................................  $73,263,958
                                                                                                             ===========

------------------------------
Note: Based on the cost of investments of $731,711,674 for federal income tax purposes at October 31, 1999, the aggregate gross unrealized appreciation and depreciation was $177,605 and $943,327, respectively, resulting in net unrealized depreciation of investments of $765,722.

(a) The date listed under the heading maturity date represents an optional tender date. The actual maturity date is indicated in the security description.

(b) Variable Rate Demand Notes tender dates and/or interest rates are reset at specified intervals which coincide with their tender feature. The actual maturity date is indicated in the security description.

Abbreviations used in schedule of investments:

ACA - American Capital Access Corporation, AMBAC - Ambac Indemnity Corp., ARDB - Auction Rate Debt Bond, FGIC - Financial Guaranty Insurance Company, FSA - Financial Securities Assurance, GO - General Obligation Bond, MBIA - Municipal Bond Investors Assurance Corp., NR - Not Rated, PP - Private Placement, RB - Revenue Bond.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN CALIFORNIA BOND FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $73,711,674)            $72,945,952
Cash                                                 1,395,312
Interest Receivable                                  1,260,439
Deferred Organization Expenses                          15,414
Receivable for Expense Reimbursements                   11,830
Receivable for Fund Shares Sold                         11,050
Prepaid Trustees' Fees                                     166
Prepaid Expenses and Other Assets                          328
                                                   -----------
    Total Assets                                    75,640,491
                                                   -----------
LIABILITIES
Dividends Payable to Shareholders                      156,518
Payable for Investments Purchased                    2,063,708
Payable for Fund Shares Redeemed                        69,941
Advisory Fee Payable                                    19,045
Shareholder Servicing Fee Payable                        8,242
Administrative Services Fee Payable                      3,195
Administration Fee Payable                                  51
Fund Services Fee Payable                                   42
Accrued Expenses                                        55,791
                                                   -----------
    Total Liabilities                                2,376,533
                                                   -----------
NET ASSETS                                         $73,263,958
                                                   ===========
J.P. MORGAN INSTITUTIONAL SHARES
Applicable to 5,791,933 shares outstanding
  (par value $0.001, unlimited shares authorized)  $58,055,149
                                                   ===========
Net Asset Value, Offering and Redemption Price
  per Share                                             $10.02
                                                         -----
                                                         -----
J.P. MORGAN SELECT SHARES
Applicable to 1,493,684 shares outstanding
  (par value $0.001, unlimited shares authorized)  $15,208,809
                                                   ===========
Net Asset Value, Offering and Redemption Price
  per Share                                             $10.18
                                                         -----
                                                         -----
ANALYSIS OF NET ASSETS
Paid-in capital                                    $74,592,263
Accumulated Net Realized Loss on Investments          (562,583)
Net Unrealized Depreciation of Investments            (765,722)
                                                   -----------
    Net Assets                                     $73,263,958
                                                   ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN CALIFORNIA BOND FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income                                              $ 1,715,020
EXPENSES
Advisory Fee                                       $116,425
Professional Fees and Expenses                       19,865
Administrative Services Fee                          19,784
Transfer Agent Fee                                   19,033
Custodian Fees and Expenses                          18,249
Registration Fees                                    15,933
Amortization of Organization Expense                  3,612
Fund Services Fee                                       777
Administrative Fee                                      331
Trustees' Fees and Expenses                             298
Shareholder Servicing Fee-J.P. Morgan
  Institutional Shares                               30,978
Shareholder Servicing Fee-J.P. Morgan Select
  Shares                                             19,576
Miscellaneous                                        11,173
                                                   --------
    Total Expenses                                  276,034
Less: Reimbursement of Expenses                     (70,247)
                                                   --------
NET EXPENSES                                                     205,787
                                                             -----------
NET INVESTMENT INCOME                                          1,509,233
NET REALIZED LOSS ON INVESTMENTS                                (663,335)
NET CHANGE IN UNREALIZED DEPRECIATION OF
  INVESTMENTS                                                 (2,238,003)
                                                             -----------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $(1,392,105)
                                                             ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN CALIFORNIA BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     FOR THE SIX
                                                     MONTHS ENDED    FOR THE FISCAL
                                                   OCTOBER 31, 1999    YEAR ENDED
                                                     (UNAUDITED)     APRIL 30, 1999
                                                   ----------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $     1,509,233   $   2,606,540
Net Realized Gain (Loss) on Investments                   (663,335)        385,658
Net Change in Unrealized Appreciation
  (Depreciation) of Investments                         (2,238,003)        961,853
                                                   ---------------   -------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                         (1,392,105)      3,954,051
                                                   ---------------   -------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
  INCOME
J.P. Morgan Institutional Shares                        (1,214,299)     (2,067,761)
J.P. Morgan Select Shares                                 (294,933)       (538,779)
                                                   ---------------   -------------
    Total Distributions from Net Investment
      Income                                            (1,509,232)     (2,606,540)
                                                   ---------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED
  GAINS
J.P. Morgan Institutional Shares                                --        (271,251)
J.P. Morgan Select Shares                                       --         (60,871)
                                                   ---------------   -------------
    Total Distributions from Realized Gains                     --        (332,122)
                                                   ---------------   -------------
    Total Distributions to Shareholders                 (1,509,232)     (2,938,662)
                                                   ===============   =============
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold        16,138,777      49,823,336
Reinvestment of Dividends                                  655,538       1,688,379
Cost of Shares of Beneficial Interest Redeemed         (22,122,121)    (23,124,782)
                                                   ---------------   -------------
    Net Increase (Decrease) from Shareholder
      Transactions                                      (5,327,806)     28,386,933
                                                   ---------------   -------------
    Total Increase (Decrease) in Net Assets             (8,229,143)     29,402,322
NET ASSETS
Beginning of Period                                     81,493,101      52,090,779
                                                   ---------------   -------------
End of Period                                      $    73,263,958   $  81,493,101
                                                   ===============   =============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN CALIFORNIA BOND FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a unit outstanding throughout each period are as follows:

                                                                  INSTITUTIONAL SHARES
                                             ---------------------------------------------------------------
                                                                                           FOR THE PERIOD
                                                                 FOR THE FISCAL YEAR      DECEMBER 23, 1996
                                               FOR THE SIX         ENDED APRIL 30,        (COMMENCEMENT OF
                                               MONTHS ENDED      --------------------    OPERATIONS) THROUGH
                                             OCTOBER 31, 1999      1999        1998        APRIL 30, 1997
                                             ----------------    --------    --------    -------------------
NET ASSET VALUE PER UNIT, BEGINNING OF
  PERIOD                                          $ 10.40        $ 10.20     $  9.90           $ 10.00
                                                  -------        -------     -------           -------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                0.20           0.41        0.42              0.16
Net Realized and Unrealized Gain (Loss)
  on Investments                                    (0.38)          0.25        0.30             (0.10)
                                                  -------        -------     -------           -------
Total from Investment Operations                    (0.18)          0.66        0.72              0.06
                                                  -------        -------     -------           -------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                               (0.20)         (0.41)      (0.42)            (0.16)
Net Realized Gain                                      --          (0.05)         --                --
                                                  -------        -------     -------           -------
Total Distributions to Shareholders                 (0.20)         (0.46)      (0.42)            (0.16)
                                                  -------        -------     -------           -------

NET ASSET VALUE PER UNIT, END OF PERIOD           $ 10.02        $ 10.40     $ 10.20           $  9.90
                                                  =======        =======     =======           =======

RATIOS AND SUPPLEMENTAL DATA
Total Return                                        (1.73)%(a)      6.55%       7.35%             0.56%(a)
Net Assets, End of Period (in thousands)          $58,055        $64,102     $46,280           $14,793
Ratio to Average Net Assets
  Net Expenses                                       0.50%(b)       0.49%       0.45%             0.45%(b)
  Net Investment Income                              3.93%(b)       3.92%       4.11%             4.43%(b)
  Expenses without Reimbursement                     0.68%(b)       1.20%       0.79%             3.46%(b)
  Portfolio Turnover Rate                              54%            40%         44%               40%

------------------------
(a) Not Annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN CALIFORNIA BOND FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a unit outstanding throughout each period are as follows:

                                                                      SELECT SHARES
                                             ---------------------------------------------------------------
                                                                                           FOR THE PERIOD
                                                                 FOR THE FISCAL YEAR       APRIL 21, 1997
                                               FOR THE SIX         ENDED APRIL 30,        (COMMENCEMENT OF
                                               MONTHS ENDED      --------------------    OPERATIONS) THROUGH
                                             OCTOBER 31, 1999      1999        1998        APRIL 30, 1997
                                             ----------------    --------    --------    -------------------
NET ASSET VALUE PER UNIT, BEGINNING OF
  PERIOD                                          $ 10.57        $ 10.35     $ 10.04            $ 10.00
                                                  -------        -------     -------            -------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                0.20           0.40        0.41               0.01
Net Realized and Unrealized Gain (Loss)
  on Investments                                    (0.39)          0.26        0.31               0.04
                                                  -------        -------     -------            -------
Total from Investment Operations                    (0.19)          0.66        0.72               0.05
                                                  -------        -------     -------            -------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                               (0.20)         (0.40)      (0.41)             (0.01)
Net Realized Gain                                      --          (0.04)         --                 --
                                                  -------        -------     -------            -------
Total Distributions to Shareholders                 (0.20)         (0.44)      (0.41)             (0.01)
                                                  -------        -------     -------            -------

NET ASSET VALUE PER UNIT, END OF PERIOD           $ 10.18        $ 10.57     $ 10.35            $ 10.04
                                                  =======        =======     =======            =======

RATIOS AND SUPPLEMENTAL DATA
Total Return                                        (1.84)%(a)      6.43%       7.20%              0.51%(a)
Net Assets, End of Period (in thousands)          $15,209        $17,391     $ 5,811            $   302
Ratio to Average Net Assets
  Net Expenses                                       0.65%(b)       0.65%       0.65%              0.62%(b)
  Net Investment Income                              3.76%(b)       3.76%       3.94%              4.52%(b)
  Expenses without Reimbursement                     0.83%(b)       1.52%       1.00%              1.17%(b)
  Portfolio Turnover                                   54%            40%         44%                40%

------------------------
(a) Not Annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN CALIFORNIA BOND FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan California Bond Fund (the "fund") is a series of J.P. Morgan Series Trust, a Massachusetts business trust (the "trust") which was organized on August 15, 1996. The trust is registered under the Investment Company Act of 1940, as amended, as a no-load, non-diversified, open-end management investment company. The trustees of the trust have divided the beneficial interests in the fund into two classes of shares, Institutional Shares and Select Shares. The investment objective of the fund is to provide high after-tax total return for California residents consistent with moderate risk of capital. The fund invests a significant amount of its assets in debt obligations issued by political subdivisions and authorities in the State of California. The issuer's ability to meet its obligations may be affected by economic and political developments within the State of California. The Declaration of Trust permits the trustees to issue an unlimited number of shares in the fund.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked price on such exchanges. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the fund's trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short-term securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

   b) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) Net investment income (other than shareholder servicing fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

   d) Substantially all of the fund's net investment income is declared as dividends daily and paid monthly. Distributions to shareholder's of net realized capital gains, if any, are declared and paid annually.

   e) The fund incurred organization expenses in the amount of $39,030. These costs were deferred and amortized on a straight-line basis over a five year period from the commencement of operations.

J.P. MORGAN CALIFORNIA BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

   f) The fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

2. TRANSACTIONS WITH AFFILIATES

   a) The fund has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM") a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the Agreement, the fund pays Morgan at an annual rate of 0.30% of the fund's average daily net assets. For the six months ended October 31, 1999, such fees amounted to $116,425.

   b) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended October 31, 1999, the fee for these services amounted to $331.

   c) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan, under which Morgan is responsible for overseeing certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the trust and certain other registered investment companies for which JPMIM acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust and certain other investment companies for which Morgan provides similiar services. For the six months ended October 31, 1999, the fee for these services amounted to $19,784.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, at no more than 0.50% and 0.65% of the average daily net assets of the Institutional Shares and Select Shares, respectively. For the six months ended
      October 31, 1999, Morgan has agreed to reimburse Institutional Shares and Select Shares, $56,086 and $14,161, respectively, for expenses under this agreement. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.

   d) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance services to fund shareholders. The

J.P. MORGAN CALIFORNIA BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------
      Agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate. The rate for Institutional Shares is 0.10% of the average daily net assests of the fund. The rate for the Select Shares is 0.25%. For the six months ended October 31, 1999, the fee for these services amounted to $30,978 and $19,576 for Institutional Shares and Select Shares, respectively.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the Services Agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   e) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $777 for the six months ended October 31, 1999.

   f) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $150.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

INSTITUTIONAL SHARES

                                                   FOR THE SIX MONTHS ENDED  FOR THE FISCAL YEAR ENDED
                                                       OCTOBER 31, 1999            APRIL 30, 1999
                                                   ------------------------  --------------------------
                                                     SHARES       AMOUNT       SHARES        AMOUNT
                                                   ----------  ------------  -----------  -------------
Shares sold......................................   1,270,663  $ 12,888,078   3,085,988   $ 32,094,023
Reinvestment of dividends and distributions......      41,225       418,285     106,489      1,113,413
Shares redeemed..................................  (1,681,595)  (17,050,504) (1,567,983)   (16,200,972)
                                                   ----------  ------------  ----------   ------------
Net Increase (Decrease)..........................    (369,707) $ (3,744,141)  1,624,494   $ 17,006,464
                                                   ==========  ============  ==========   ============

J.P. MORGAN CALIFORNIA BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

SELECT SHARES

                                                   FOR THE SIX MONTHS ENDED   FOR THE FISCAL YEAR ENDED
                                                       OCTOBER 31, 1999             APRIL 30, 1999
                                                   -------------------------  --------------------------
                                                     SHARES       AMOUNT        SHARES        AMOUNT
                                                   ----------  -------------  -----------  -------------
Shares sold......................................    315,979    $ 3,250,699    1,681,761    $17,729,313
Reinvestment of dividends and distributions......     22,997        237,254       54,161        574,966
Shares redeemed..................................   (490,927)    (5,071,616)    (651,711)    (6,923,810)
                                                    --------    -----------    ---------    -----------
Net Increase (Decrease)..........................   (151,951)   $(1,583,663)   1,084,211    $11,380,469
                                                    ========    ===========    =========    ===========

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended October 31, 1999 were as follows:

                                                     COST OF     PROCEEDS
                                                    PURCHASES   FROM SALES
                                                   -----------  -----------
Municipal Obligations............................  $39,686,169  $43,562,575

5. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1998, with unaffiliated lenders. The Agreement expired on May 26, 1999, however, the fund as party to the Agreement has extended the Agreement and will continue its participation therein for an additional
364 days until May 23, 2000. The maximum borrowing under the new Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The fund pays a commitment fee at an annual rate of 0.085% (0.065% prior to May 26, 1999) on the unused portion of the committed amount. This is allocated to the funds in accordance with procedures established by their respective trustees. There were no outstanding borrowings pursuant to the Agreement as of October 31, 1999.

FOR MORE INFORMATION ON THE J.P. MORGAN FUNDS,
CALL J.P. MORGAN FUNDS SERVICES:
  SELECT SHARES (800) 521-5411
  INSTITUTIONAL SHARES (800) 766-7722
IM0789-MI



J.P. MORGAN
CALIFORNIA
BOND FUND



SEMIANNUAL REPORT
OCTOBER 31, 1999